Earnings Per Share	12 Months Ended
Mar. 31, 2022
Earnings Per Share [Abstract]
Earnings per share

17. Earnings per share

The Company calculates earnings per share in accordance with FASB ASC Topic 260 Earnings Per Share and FASB ASC Topic 260-10-45 Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Basic and diluted earnings losses per equity share give effect to the change in the number of equity shares of the Company. The calculation of basic earnings per equity share is determined by dividing net profit/loss attributable to APGL equity shareholders by the weighted average number of equity shares outstanding during the respective periods. The potentially dilutive shares, consisting of employee share options have been included in the computation of diluted net earnings per share and the weighted average shares outstanding, except where the result would be anti-dilutive.

Net (loss)/profit per share is presented below:

	Year ended March 31
	2020	2021	2022	2022
	(INR)	(INR)	(INR)	(US$)
	(amounts in millions, except share and per share data)
Net loss attributable to APGL equity shareholders (A)	(2,269)	(4,206)	(2,104)	(27.5)
Shares outstanding for allocation of undistributed income:
Equity shares	47,650,750	48,195,962	64,161,490	64,161,490
Weighted average shares outstanding
Equity shares – Basic (B)	43,048,026	47,979,581	50,876,360	50,876,360
Equity shares – Diluted (C)	43,048,026	47,979,581	50,876,360	50,876,360
Net (loss)/profit per share — basic and diluted
Equity earnings/(loss) per share – Basic (D=A/B)	(52.71)	(87.66)	(41.36)	(0.55)
Equity earnings/(loss) per share – Diluted (E=A/C)	(52.71)	(87.66)	(41.36)	(0.55)

Refer to Note 16 for details of shares issued.

The number of share options outstanding but not included in the computation of diluted earnings per equity share because their effect was antidilutive is 703,708 and 184,600 for years ended March 31, 2021 and 2022, respectively.